UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2011

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NATIONAL HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

____________________________

Delaware (State or other jurisdiction of incorporation)	001-13489 (Commission File Number)	52-2057472 (I.R.S. Employer Identification No.)
100 Vine Street Murfreesboro, Tennessee (Address of Principal Executive Offices)		37130 (Zip Code)

Registrant’s telephone number, including area code:  (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On October 25, 2011, National HealthCare Corporation ("NHC") entered into a fourth amendment of its Credit Agreement (the "Credit Agreement") with Bank of America, N.A., as lender (the "Lender").  The Fourth Amendment to the Credit Agreement provides for a $75,000,000 revolving credit facility (the "Credit Facility"), of which of up to $5,000,000 may be utilized for letters of credit.

The maturity date of the Credit Facility is October 24, 2012.  Between 90 and 120 days prior to the maturity date, NHC may request the extension of the maturity date.  If the Lender elects to consent to such extension, subject to certain conditions, the maturity date will be extended to the date which is 364 days after the then maturity date.  The Credit Facility is available for general corporate purposes, including working capital and acquisitions.

NHC is permitted, upon required notice to the lender, to prepay the loans outstanding under the Credit Facility at any time, without penalty.  Loans bear interest at either (i) the Eurodollar rate plus 0.70% or (ii) the base rate.  Letter of Credit fees are equal to 0.70% times the maximum amount available to be drawn under outstanding letters of credit.

NHC's obligations under the fourth amended Credit Agreement are guaranteed by certain NHC subsidiaries and are secured by pledges by NHC and the guarantors of (i) 100% of the equity interests of domestic subsidiaries and (ii) up to 65% of the voting equity interests and 100% of the non-voting equity interests of foreign subsidiaries, in each case, held by NHC or the guarantors.

The amended Credit Agreement contains customary representations and warranties, and covenants that restrict, among other things, asset dispositions, mergers and acquisitions, dividends, restricted payments, debt, liens, investments and affiliate transactions.  The fourth amended Credit Agreement contains customary events of default.

The foregoing is qualified in its entirety by reference to the full text of the fourth amended Credit Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

A copy of the press release dated October 25, 2011 announcing the renewal of the Credit Agreement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Exhibit No.	Description of Exhibit
10.1	Fourth Amendment to Credit Agreement, dated October 25, 2011, between National HealthCare Corporation and Bank of America, N.A.
99.1	Press Release dated October 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

October 25, 2011

NATIONAL HEALTHCARE CORPORATION

BY:  /s/ Robert G. Adams

Name:  Robert G. Adams

Title:  Chief Executive Officer